POWER OF ATTORNEY
                             -----------------

	    	KNOW ALL MEN BY THESE PRESENTS, that each of the
	    undersigned, being a director or officer, or both, of each of RJR NABISCO HOLDINGS CORP. and RJR NABISCO, INC., each a Delaware corporation (the "Companies"), do hereby make, constitute and appoint Jo-Ann Ford, Lawrence R. Ricciardi and Robert F. Sharpe, Jr., and each of them, attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned the ANNUAL REPORT ON FORM 10-K of RJR Nabisco Holdings Corp. and RJR Nabisco, Inc., for the fiscal year ended December 31, 1993, and any and all amendments or supplements to the foregoing Annual Report and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, and with each exchange on which any class of securities of the Companies is registered, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, and each of them, deem advisable or necessary to enable the Companies to effectuate the intents and purposes hereof, and the undersigned hereby fully ratify and confirm all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

	    	IN WITNESS WHEREOF, each of the undersigned has
	    subscribed his or her name, this 21st day of February, 1994.


	    /s/ Charles M. Harper           Chairman of the Board and Chief
            --------------------------      Executive Officer, Director
	    Charles M. Harper

	    /s/ Stephen R. Wilson           Executive Vice President and Chief
            --------------------------      Financial Officer
	    Stephen R. Wilson

	    /s/ Robert S. Roath             Senior Vice President and Controller
            --------------------------
	    Robert S. Roath

	    /s/ John T. Chain, Jr.                 Director
            --------------------------
	    John T. Chain, Jr.

	    /s/ Saul A. Fox                        Director
            --------------------------
	    Saul A. Fox

	    /s/ Louis V. Gerstner, Jr.             Director
            --------------------------
	    Louis V. Gerstner, Jr.

	    /s/ James H. Greene, Jr.               Director
            --------------------------
	    James H. Greene, Jr.

	    /s/ H. John Greeniaus                  Director
            --------------------------
	    H. John Greeniaus

	    /s/ James W. Johnston                  Director
            --------------------------
	    James W. Johnston

	    /s/ Vernon E. Jordan, Jr.              Director
            --------------------------
	    Vernon E. Jordan, Jr.

	    /s/ Henry R. Kravis                    Director
            --------------------------
	    Henry R. Kravis

	    /s/ John G. Medlin, Jr.                Director
            --------------------------
	    John G. Medlin, Jr.

	    /s/ Paul E. Raether                    Director
            --------------------------
	    Paul E. Raether

	    /s/ Lawrence R. Ricciardi              Director
            --------------------------
	    Lawrence R. Ricciardi

	    /s/ Rozanne L. Ridgway                 Director
            --------------------------
	    Rozanne L. Ridgway

	    /s/ Clifton S. Robbins                 Director
            --------------------------
	    Clifton S. Robbins

	    /s/ George R. Roberts                  Director
            --------------------------
	    George R. Roberts

	    /s/ Scott M. Stuart                    Director
            --------------------------
	    Scott M. Stuart

	    /s/ Michael T. Tokarz                  Director
            --------------------------
	    Michael T. Tokarz